                                                                    EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Vyteris Holdings (Nevada), Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Timothy J. McIntyre, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.


     November 13, 2006                       /s/ Timothy J. McIntyre
                                             -------------------------
                                                 Timothy J. McIntyre
                                                 Chief Executive Officer


This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.